ORDINARY SHARES	12 Months Ended
Dec. 31, 2014
ORDINARY SHARES.
ORDINARY SHARES

12.ORDINARY SHARES

In 2011, 2013 and 2014, the Company issued 1,300,000, 3,427,854 and 3,354,000 ordinary shares, respectively, to its depositary bank for future exercise of share options and vesting of nonvested shares, which are not considered as outstanding shares until they are delivered to the employees upon exercise of vested stock options or vesting of nonvested shares. 79,480 and 948,720 shares as of December 31, 2013 and 2014, respectively, remain available for future option exercise or nonvested shares vesting, which were not considered as outstanding shares and therefore were excluded from the computation of earnings per share.

In September 2011, the board of directors approved a shares repurchase program to repurchase up to $30,000 of its outstanding ADSs (“ADSs” refers to the Company’s American depositary shares, each of which represents two ordinary shares). The Company engaged an independent investment bank to act as a broker-dealer in connection with such repurchases. 5,210,168 and 4,155,864 ordinary shares were repurchased from existing shareholders at an average price of $1.70 and $1.75 per share for the years ended December 31, 2011 and 2012, respectively. No ordinary share was repurchased during the years ended December 31, 2013 and 2014. The repurchased shares were accounted for as treasury stock and recorded at an aggregate cost of $16,124.

In March 2014, the board of directors approved a shares repurchase program to repurchase up to 6,000,000 of its outstanding ADSs. 11,440,000 ordinary shares were repurchased from a co-founder and certain pre-IPO investors at a price of $2.59 per share for the year ended December 31, 2014.The total consideration of the repurchased shares was $29,630. Such shares were immediately cancelled after the repurchase.